Rights-to-Use Lease Assets, Net - Schedule of Estimated Amortization Expenses (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Rights-to-use Lease Assets Net
2021	$ 258,747
2022	271,707
2023	220,968
Total	$ 751,422	$ 934,755